DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Dec. 31, 2020
DISCONTINUED OPERATIONS
Summary of income from discontinued operations, net of tax

Year Ended December
31, 2018
Charter revenue	$28,385,000
Charter expenses	(19,865,000)
Selling, general and administrative	(9,693,000)
Depreciation	(1,659,000)
Gain on sale of intangible assets	23,177,000
Other income, net	2,294,000
Loss on deconsolidation	(1,380,000)
Total income from discontinued operations	$21,259,000